Valued Advisers Trust

Kovitz Core Equity ETF

EQTY

(the “Fund”)

Supplement dated December 31, 2025 to the

Prospectus and Statement of Additional Information of the Fund,

dated March 1, 2025

Portfolio Management Team

Effective December 31 2025, Matthew W. Hayner is the sole portfolio manager of the Fund. Mr. Hayner has been a member of the Fund’s portfolio management team since May 2024 and will assume sole responsibility for making the investment decisions for the Fund as part of a deliberate succession plan ahead of the Transaction described below. Mr. Hayner has been part of the Core Equity Team since 2022. In this role, Mr. Hayner is supported by a Core Equity Team comprised of Mr. Keshav Merchant and Mr. Jason Petitte.

All references to Mitchell Kovitz and Joel Hirsh as portfolio managers of the Fund are hereby deleted in their entirety.

Focus Partners Wealth, LLC Acquisition of Kovitz Investment Group Partners, LLC

Kovitz Investment Group Partners, LLC (“Kovitz” or the “Adviser”) serves as investment adviser to the Fund under the investment advisory agreement between Kovitz and Valued Advisers Trust (the “Trust”), on behalf of the Fund (the “Existing Advisory Agreement”). As the Fund’s investment adviser, Kovitz is responsible for the Fund’s overall investment strategy and its implementation.

Kovitz, which is already a member of the Focus Financial Partners, LLC (“Focus”) family of companies, will merge with Focus Partners Wealth, LLC (the “New Adviser”), an affiliate of Kovitz, on January 1, 2026 (the “Transaction”). The Transaction presents an opportunity to combine the complementary resources of the two organizations to better serve its clients. Both Kovitz and the New Adviser are wholly-owned indirect subsidiaries of Focus. The Transaction is not expected to result in any material change in the day-to-day management of the Fund, and the current portfolio management team of the Fund will remain the same.

New Advisory Agreement

The closing of the Transaction will result in a termination of the Existing Advisory Agreement.

There will be a special meeting of shareholders, at which the Fund’s shareholders will be asked to consider the approval of a new investment advisory agreement between the New Adviser and the

Fund (the “New Advisory Agreement”). The New Advisory Agreement will have identical advisory fees for the Fund and substantially similar terms and conditions to the Existing Advisory Agreement. Under the New Advisory Agreement, there will not be any changes to the Fund’s portfolio management team, investment objective, policies, or principal investment strategies.

More detailed information about the Transaction and the proposal to be voted on at the Special Shareholder Meeting will be provided in a forthcoming proxy statement. When you receive your proxy statement, please review it carefully and cast your vote. This Supplement is not a proxy and is not soliciting any proxy, which can only be done by means of a proxy statement.

You should retain this Supplement for future reference.